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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported): June 10, 1999


                              BANCWEST CORPORATION
               (Exact Name of Registrant as Specified in Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

                                     0-7949
                            (Commission File Number)

                                   99-0156159
                      (I.R.S. Employer Identification No.)

                    999 BISHOP STREET, HONOLULU, HAWAII 96813
               (Address of principal executive offices)(Zip Code)

                                 (808) 525-7000
              (Registrant's Telephone Number, Including Area Code)
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ITEM 5.  OTHER EVENTS

         BancWest Corporation (the "Company") issued a prospectus supplement dated June 10, 1999 for a public offering of 350,000 shares of common stock at a price of $37.0625 per share under the Company's registration statement on Form S-3 (no. 333-76559) of May 19, 1999.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

   Exhibit No.                     Description

         1 Underwriting Agreement, dated June 10, 1999 between the Company and Goldman, Sachs & Co.

         1.2 Pricing Agreement, dated June 10, 1999 between the Company and Goldman, Sachs & Co.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             BANCWEST CORPORATION



Date:  June 11, 1999                         By:  /s/ HOWARD H. KARR
                                                  ---------------------------
                                                  Howard H. Karr
                                                  Executive Vice President and
                                                  Chief Financial Officer
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                                  EXHIBIT INDEX

   Exhibit No.                     Description

         1 Underwriting Agreement, dated June 10, 1999 between the Company and Goldman, Sachs & Co.

         1.2 Pricing Agreement, dated June 10, 1999 between the Company and Goldman, Sachs & Co.